JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan SmartRetirement® Income Fund

JPMorgan SmartRetirement® 2010 Fund

JPMorgan SmartRetirement® 2015 Fund

JPMorgan SmartRetirement® 2020 Fund

JPMorgan SmartRetirement® 2025 Fund

JPMorgan SmartRetirement® 2030 Fund

JPMorgan SmartRetirement® 2035 Fund

JPMorgan SmartRetirement® 2040 Fund

JPMorgan SmartRetirement® 2045 Fund

JPMorgan SmartRetirement® 2050 Fund

JPMorgan SmartRetirement® 2055 Fund

(All Class Shares)

(each, a series of JPMorgan Trust I)

Supplement dated March 28, 2013

to the Prospectuses dated November 1, 2012, as supplemented

Effective immediately, the JPMorgan SmartRetirement Funds (the “Funds”) may invest in the JPMorgan Corporate Bond Fund and JPMorgan Commodities Strategy Fund within the ranges set forth below. Accordingly, the JPMorgan Corporate Bond Fund and JPMorgan Commodities Strategy Fund are added to the table in the “More About the Funds” section of the Funds’ prospectuses that sets forth the amount the Funds may invest in the underlying funds, as shown below.

U.S. FIXED INCOME FUNDS		Income Fund	2010 Fund	2015 Fund	2020 Fund	2025 Fund
JPMorgan Corporate Bond Fund		0–48.5%	0–48.5%	0–50.1%	0–46.9%	0–38.8%

U.S. FIXED INCOME FUNDS	2030 Fund	2035 Fund	2040 Fund	2045 Fund	2050 Fund	2055 Fund
JPMorgan Corporate Bond Fund	0–31.8%	0–25.3%	0–24%	0–24%	0–24%	0–24%

COMMODITIES AND GLOBAL NATURAL RESOURCES FUNDS		Income Fund	2010 Fund	2015 Fund	2020 Fund	2025 Fund
JPMorgan Commodities Strategy Fund		0–6.5%	0–6.5%	0–5.7%	0–5.1%	0–5%

COMMODITIES AND GLOBAL NATURAL RESOURCES FUNDS	2030 Fund	2035 Fund	2040 Fund	2045 Fund	2050 Fund	2055 Fund
JPMorgan Commodities Strategy Fund	0–5%	0–5%	0–5%	0–5%	0–5%	0–5%

In addition, the following information is added to Appendix A — Underlying Funds in each of the Funds’ prospectuses.

JPMorgan Corporate Bond Fund

JPMorgan Corporate Bond Fund seeks to provide total return. The Fund mainly invests in corporate bonds that are rated investment grade by a nationally recognized statistical rating organization or in securities that are unrated but are deemed by the Fund’s adviser to be comparable quality. Under normal circumstances, the Fund invests at least 80% of its Assets in corporate bonds. “Assets” means net assets plus the amount of borrowings for investment purposes. A “corporate bond” is defined as a debt security issued by a corporation or non-governmental entity with a maturity of 90 days or more at the time of issuance. As part of its principal strategy, the Fund invests in corporate bonds structured as corporate debt securities, debt securities of real estate investment trusts and master limited partnerships, public or private placements, restricted securities and other unregistered securities.

SUP-SR-313

JPMorgan Commodities Strategy Fund

JPMorgan Commodities Strategy Fund seeks total return. The Fund seeks to achieve its objective by investing in a diversified portfolio of commodity-linked derivatives. The Fund will also invest in fixed income securities. The Fund invests in commodity-linked derivatives instruments, such as commodity-linked notes, swap agreements, commodity options, futures and options on futures that provide exposure to the investment returns of the commodities markets without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. Derivatives are instruments that have a value based on another instrument, exchange rate or index and will generally be used as substitutes for commodities.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE